UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report: July 20, 2023

ITEM 9 LABS CORP.

(Exact name of registrant as specified in its charter)

Delaware	000-54730	96-0665018
(State or other jurisdiction	(Commission File Number)	(IRS Employer Identification No.)
of incorporation)

2111 E. Highland Ave., Suite B375, Phoenix, AZ 85016

(Address of principal executive offices and zip code)

1-833-867-6337

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company. ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Item 1.03	Bankruptcy or Receivership

Viridis Group Holdings, LLC and Viridis Group I9 Capital LLC vs Item 9 Labs Corp

On July 11, 2023, Viridis Group Holdings, LLC (“VGH”) and Viridis Group I9 Capital LLC (“VI9”) collectively filed a motion, requesting the Superior Court of Arizona (“Court”), in the County of Maricopa, to appoint a receiver over Item 9 Labs Corp., a Delaware Corporation. The Company stipulated and agreed to the receiver appointment. On July 14, 2023, the Superior Court of Arizona, in the County of Maricopa appointed Jeremiah Foster, Resolute Commercial (“Receiver”). Effective immediately, the Receiver was granted possession, custody, and control of all the real, personal, tangible and intangible property owned by Item 9 Labs Corp. (“Item 9”, or the “Receivership Entity”), or in which the Receivership Entity has an interest. The Receiver is authorized and is entitled to exercise all of the Receivership Entity’s rights in any and all Property in which the Receivership Entity has an interest. The Receiver is appointed to manage, maintain and preserve the Property for the duration of this receivership in a reasonable, prudent, diligent and efficient manner to maximize its value for the benefit of the Receivership Entity’s equity interest holders and creditors.

Related Party Disclosures

Douglas Bowden, Chairman of the Board of Directors of Item 9 Labs Corp and Interim CEO, and Andrew Bowden, former CEO and former member of the Board of Directors of Item 9 Labs Corp hold the controlling interests of Viridis Group Holdings, LLC and Viridis Group I9 Capital LLC.

Item 5.02	Departure of Directions or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officer

Douglas Bowden – Resignation

As described above in Item 1.03, two entities in which Douglas Bowden has controlling interest in requested the Court to appoint a receiver of Item 9 Labs Corp. As such, Douglas Bowden has resigned his positions as Chairman of the Board of Directors and Interim CEO of Item 9 Labs Corp, effective July 18, 2023. The positions will be left vacant until further notice due to the receivership appointment.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ITEM 9 LABS CORP.

Dated: July 20, 2023	By:	/s/ Robert Mikkelsen
Robert Mikkelsen
Chief Financial Officer